UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 26, 2005

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                 0-13150                 04-2735766
           --------                 -------                 ----------
       (State or Other            (Commission             (IRS Employer
         Jurisdiction             File Number)        Identification Number)
       of Incorporation)

4375 River Green Parkway, Suite 100, Duluth, Georgia          30096
----------------------------------------------------          -----
     (Address of Principal Executive Offices)               (Zip Code)

    Registrant's telephone number, including area code:   (678) 258-4000
                                                          --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On August 26, 2005, Concurrent Computer Corporation ("Concurrent") entered into a First Amendment to Agreement and Plan of Merger (the "Amendment") with Stream Acquisition, Inc., a Delaware corporation ("Newco"), Everstream Holdings, Inc., a Delaware corporation ("Everstream"), and certain selling stockholders of Everstream (each, individually a "Seller" and collectively the "Sellers"), to amend the Agreement and Plan of Merger, dated as of August 19, 2005, by and among Concurrent, Newco, Everstream and the Sellers (the "Merger Agreement").

     The Amendment, among other things, amends the exchange ratios set forth in the Merger Agreement so that the holders of each series of Everstream preferred stock will only receive their respective initial liquidation preference amounts in the merger and will not participate with the holders of Everstream common stock in the distribution of any merger consideration remaining after the distribution of the initial liquidation preference amounts.

     In April 2002, Concurrent invested cash of approximately $0.5 million in Everstream in exchange for 480,770 shares of Series C Preferred Stock, giving Concurrent approximately a 4.9% ownership interest in the company. Since Concurrent's investment in Everstream, Concurrent has partnered with Everstream for the resale of Everstream's targeted advertising products (including a license to Everstream's patents pertinent thereto) and purchased consulting services in the amount of $36,000 in fiscal 2004 and $910,000 in fiscal 2003. Other than the foregoing, the Merger Agreement and the Amendment there are no material relationships between Everstream and Concurrent or any of its affiliates.

     The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment. A copy of the Amendment is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit Number      Description
--------------      -----------

10.1 First Amendment to Agreement and Plan of Merger, dated August 26, 2005, by and among Concurrent Computer Corporation, Stream Acquisition, Inc., Everstream Holdings, Inc. and certain selling stockholders of Everstream Holdings, Inc.

                                   Signatures
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CONCURRENT COMPUTER CORPORATION



Date: August 31, 2005               By:  /s/  Gregory S. Wilson
                                         -----------------------------------
                                         Gregory S. Wilson
                                         Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------

10.1 First Amendment to Agreement and Plan of Merger, dated August 26, 2005, by and among Concurrent Computer Corporation, Stream Acquisition, Inc., Everstream Holdings, Inc. and certain selling stockholders of Everstream Holdings, Inc.